Exhibit 10.3

AMENDED AND RESTATED GUARANTY AGREEMENT

This AMENDED AND RESTATED GUARANTY AGREEMENT (this “Guaranty”) is given as of August 4, 2014, is made by STRATEGIC REALTY TRUST, INC., a Maryland corporation (the “Guarantor”), pursuant to the terms and conditions of that certain Amended and Restated Revolving Credit Agreement of even date (as from time to time may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Strategic Realty Operating Partnership, L.P. (“OP”), SRT Secured Holdings, LLC (“Secured Holdings”), TNP SRT Aurora Commons, LLC, TNP SRT San Jacinto, LLC (“ San Jacinto”), and SRT Constitution Trail LLC, each a Delaware limited partnership or Delaware limited liability company, as applicable, and certain of their Affiliates (collectively and individually, jointly and severally, with each other Person which from time to time hereafter may become a borrower thereunder, the “Borrower”), and KeyBank National Association, a national banking association, as agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) for itself and any other lenders who become Lenders under the Credit Agreement (collectively referred to as “Lenders” and each individually referred to as a “Lender”), and the Lenders. Capitalized terms used herein and not otherwise specifically defined shall have the same meanings herein as in the Credit Agreement.

WHEREAS, Secured Holdings (f/k/a TNP SRT Secured Holdings, LLC), San Jacinto, certain Affiliates of Borrower, the Lenders named therein and Agent entered into that certain Revolving Credit Agreement dated as of December 17, 2010 (as amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”), and, in connection therewith, Guarantor and OP, among others, entered into that certain Guaranty Agreement dated as of December 17, 2010 in favor of Agent and the Lenders (as amended, supplemented or otherwise modified from time to time, the “Original Guaranty”);

WHEREAS, Borrower, Agent and the Lenders have agreed to amend and restate the Original Credit Agreement pursuant to the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Lenders have made available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrower and Guarantor, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from Agent and the Lenders through their collective efforts;

WHEREAS, Guarantor acknowledges that it will receive direct and indirect benefits from Agent and the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, Guarantor is willing to guarantee the Borrower’s obligations to Agent and the Lenders on the terms and conditions contained herein; and

WHEREAS, Guarantor’s execution and delivery of this Guaranty is one of the conditions precedent to Agent and the Lenders making, or continuing to make, such financial accommodations to the Borrower,

NOW, THEREFORE, FOR VALUE RECEIVED, the receipt and adequacy of which are hereby acknowledged, and to induce Agent and the Lenders to extend credit to Borrower as provided for in the Credit Agreement and the other Loan Documents, Guarantor hereby unconditionally agrees, and the Original Guaranty is hereby restated, as follows:

1.           Guaranty. Guarantor, as a primary party and not merely as a surety, and on a joint and several basis, unconditionally and irrevocably guarantees to Agent and to each of the Lenders the following (referred to herein as the “ Guaranteed Obligations”):

(a)          The prompt and full payment (and not merely the collectibility), performance and observance of all of the Obligations, terms and conditions to be paid, performed or observed by Borrower, Guarantor and/or any Obligor (or other grantor under a Pledge Agreement or any joinder or addendum thereto) under the Credit Agreement (including a continuing guaranty of the “Guaranteed Obligations” as defined in the Original Guaranty) and each other Loan Document, each as the same may be hereafter amended, modified, extended, renewed or recast, including, but not limited to, (i) the payment of the principal amount of the Loans, together with interest and other charges thereon as provided for in the Notes and the Credit Agreement, (ii) all obligations of Borrower to be paid, performed, satisfied and complied with respect to any Letter of Credit Liabilities and under and with respect to any so-called interest rate “swap” agreement or any other interest rate protection agreement now or hereafter entered into by any one or more of the Persons comprising Borrower with Agent (or an Affiliate of Agent), and (iii) all Obligations of Borrower and/or any Obligor incurred or arising prior to, during or following any proceedings in respect of a bankruptcy, reorganization or insolvency, together with each amendment, extension, modification, replacement or recasting of any one or more of such agreements; and

(b)          The prompt and full payment, and not merely the collectibility, of all principal, interest, fees and other charges when due under the Notes, the Credit Agreement, and each other Loan Document;

provided, that the Obligations guaranteed by Guarantor pursuant to this Guaranty shall exclude, and the Guaranteed Obligations do not include, any Excluded Swap Obligations with respect to Guarantor.

Upon any Event of Default under the Credit Agreement or any of the other Loan Documents, or if Agent has accelerated the Obligations pursuant to a right to do so under the Credit Agreement, Agent may at its option proceed directly and at once, without further notice, against Guarantor hereunder, without proceeding against Borrower, or any other person, or any Collateral for the Guaranteed Obligations, and Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor, default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, pay the amount due to Agent and to the Lenders or perform or observe the agreement, covenant, term or condition, as the case may be. Any sums payable by Guarantor hereunder shall bear interest at the Default Rate from the date of demand until the date paid. In addition to any other rights and remedies which Agent may have hereunder or elsewhere, and not in limitation thereof, Agent, at Agent’s option, also may exercise any or all of its rights and remedies under the Credit Agreement, that certain Pledge and Security Agreement, dated as of December 17, 2010, by and between Guarantor and Agent (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), and any other Loan Document, and with respect to all or any portion of the Collateral.

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This Guaranty shall survive and continue in full force and effect beyond and after the payment and satisfaction of the Guaranteed Obligations and the Obligations of Borrower in the event Agent or any Lender is required to disgorge or return any payment or property received as a result of any laws pertaining to preferences, fraudulent transfers or fraudulent conveyances; provided that Guarantor’s liability under this sentence shall be limited to the amount of such payment or property disgorged or returned together with any reasonable attorneys’ fees, costs and expenses paid or incurred by Agent or the Lenders in connection with any such event.

2.           Waivers. Guarantor hereby waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law:

(a)          all suretyship defenses and defenses in the nature thereof;

(b)          any right it may have to require Agent or any Lender to proceed against Borrower, proceed against or exhaust any security held from Borrower, or pursue any other remedy in Agent’s or the Lenders’ power to pursue;

(c)          any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of Borrower;

(d)          any defense based on: (i) any legal disability of Borrower, (ii) any release, discharge, modification, impairment or limitation of the liability of Borrower to Agent or the Lenders from any cause, whether consented to by Agent or the Lenders or arising by operation of law or from any proceeding under or action taken under any Debtor Relief Laws (an “Insolvency Proceeding”) and (iii) any rejection or disaffirmance of any Obligation, or any part of thereof, or any security held for all or any portion of the Obligations, in any such Insolvency Proceeding;

(e)          any defense based on any action taken or omitted by Agent or any Lender in any Insolvency Proceeding involving Borrower, including any election to have Agent’s or the Lenders’ claim allowed as being secured, partially secured or unsecured, any extension of credit by the Lenders to Borrower in any Insolvency Proceeding, and the taking and holding by Agent or the Lenders of any security for any such extension of credit;

(f)          any right or claim of right to cause a marshalling of the assets of Borrower or of any Collateral, or to cause Agent or any Lender to proceed against any of the other security for the Guaranteed Obligations or the Obligations of Borrower before proceeding under this Agreement against Guarantor, or, if there shall be more than one guarantor, to require Agent or any Lender to proceed against any other guarantor or any guarantor in any particular order;

(g)          all rights and remedies, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to indemnitors, guarantors, sureties or accommodation parties;

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(h)          notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default, or other proof or notice of demand whereby to charge Guarantor therefor;

(i)           the pleading of any statute of limitations as a defense to Guarantor’s obligations hereunder; and

(j)           the right to a trial by jury in any matter related to this Guaranty.

Any and all payments made by Borrower, or any Person other than Guarantor, and any and all payments, proceeds, credits or other sums received by Agent on account of the Loan Documents whether arising from the disposition of the Mortgaged Properties or other Collateral, or otherwise, shall be applied by Agent first, without modifying, releasing or reducing the obligations of Guarantor hereunder, to reduce that portion of the principal of the Notes and interest thereon not guaranteed by Guarantor hereunder, and only thereafter to the portion of the principal of the Notes and the interest thereon guaranteed by Guarantor hereunder.

In addition to the waivers contained in this Section 2, Guarantor hereby waives:

(i)           any defense based upon Agent or any Lender’s election of any remedy against any Borrower, Guarantor or any Obligor, including without limitation, the defense to enforcement of this Agreement (the “Gradsky” defense based upon Union Bank v. Gradsky, 265 Cal. App. 2d 40 (1968) or subsequent cases) which, absent this waiver, a guarantor or indemnitor would have by virtue of an election by Agent or any Lender to conduct a non-judicial foreclosure sale of any Real Property securing the Obligations, it being understood by Guarantor that any such non-judicial foreclosure sale will destroy, by operation of California Civil Code of Civil Procedure Section 580d, all rights of any party to a deficiency judgment against any Borrower, and, as a consequence, will destroy all rights which a guarantor or indemnitor would otherwise have (including, without limitation, the right of subrogation, the right of reimbursement, and the right of contribution) to proceed against any Borrower and to recover any such amount, and that Agent and the Lenders could be otherwise estopped from pursuing guarantor or indemnitor for a deficiency judgment after a non-judicial foreclosure sale on the theory that a guarantor or indemnitor should be exonerated if a lender elects a remedy that eliminates the guarantor’s or indemnitor’s subrogation, reimbursement or contribution rights;

(ii)          any rights under California Code of Civil Procedure Sections 580a and 726b, which provide, among other things: that a creditor must file a complaint for deficiency within three (3) months of non-judicial foreclosure sale or judicial foreclosure sale, as applicable; that a fair market value hearing must be held; and that the amount of the deficiency judgment shall be limited to the amount by which the unpaid debt exceeds the fair market value of the security, but not more that the amount by which the unpaid debt exceeds the sale price of the security;

(iii)         any rights, under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Agent to institute suit against, or to exhaust any rights and remedies which Agent or the Lenders has or may have against any Borrower, Guarantor or any Obligor, or against any collateral for the Obligations provided by any Borrower, Guarantor, or any Obligor and any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) of Borrowers, Guarantor, or Obligors or by reason of the cessation from any cause whatsoever of the liability of any Borrower, Guarantor, or any Obligor in respect thereof; and

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(iv)         (1) any rights to assert against Agent and the Lenders any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrowers or any other Person liable to Agent and the Lenders; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (3) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of Agent’s or the Lenders’ rights or remedies against any Borrower; the alteration by Agent or the Lenders of the Obligations; any discharge of any Borrower’s obligations to Agent or the Lenders by operation of law as a result of any intervention or omission; or the acceptance by Agent or the Lenders of anything in partial satisfaction of the Obligations; (4) the benefit of any statute of limitations affecting any Guarantor’s liability under the Loan Documents or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to any Guarantor’s liability under the Loan Documents.

(v)          Guarantor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from election of remedies by Agent and the Lenders including any election by Agent or any Lender under Bankruptcy Code Section 1111 (b) to limit the amount of, or any collateral securing, its claim against Borrowers.

(vi)         without limiting the generality of the foregoing or any other provision hereof, each Borrower, Guarantor and Obligor absolutely, knowingly, unconditionally, and expressly waives any and all benefits or defenses which might otherwise be available to such Borrower, Guarantor or Obligor under any one or more of California Civil Code Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, and 2850, California Code of Civil Procedure Sections 580a, 580b, 580c, 580d, and 726, California Uniform Commercial Code Sections 3116, 3118, 3119, 3419, 3605, 9504, and 9507, and Chapter 2 of Title 14 of Part 4 of Division 3 of the California Civil Code.

(vii)        Guarantor hereby acknowledges and agrees that neither Agent, any Lender nor any other Person shall be under any obligation (i) to marshal any assets in favor of Guarantor or in payment of any or all of the liabilities of Borrowers under the Guaranty or the obligations of Guarantor hereunder or (ii) to pursue any other remedy that Guarantors may or may not be able to pursue themselves, any right to which Guarantor hereby waives.

(viii)       Guarantor warrants and agrees that each of the waivers set forth in this Section 2 is made with full knowledge of its significance and consequences and after consultation with legal counsel, and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

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The Loan Documents currently contain jury trial waivers. Such waivers shall continue to apply to the fullest extent now or hereafter permitted by applicable law. GUARANTOR, AGENT and THE LenderS prefer that any dispute between them be resolved in litigation subject to a jury trial waiver as set forth IN THE LOAN DOCUMENTS. If, however, under then applicable law, a pre-dispute jury trial waiver of the type provided for IN THE LOAN DOCUMENTS is unenforceable in litigation if such LITIGATION occurs in CALIFORNIA (although the parties do not intend hereby to waive their consent to JURISDICTION and venue in the STATE OF NEW YORK), to resolve any dispute, claim, cause of action or controversy under this Agreement, any other Loan Document OR THE ENVIRONMENTAL AGREEMENT (each, a “Claim”), then, upon the written request of any party to such litigation, such Claim, including any and all questions of law or fact relating thereto, shall be determined exclusively by a judicial reference proceeding. Except as otherwise provided in the previous paragraph, venue for any such reference proceeding shall be in the state or federal court in the County or District where venue is appropriate under applicable law (the “Court”). The parties shall select a single neutral referee, who shall be a retired state or federal judge. If the parties cannot agree upon a referee, the Court shall appoint the referee. The referee shall report a statement of decision to the Court. Nothing in this paragraph, however, shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral or obtain provisional remedies (including, without limitation, replevin, injunctive relief, attachment or the appointment of a receiver). The parties shall bear the fees and expenses of the referee equally unless the referee orders otherwise. The referee also shall determine all issues relating to the applicability, interpretation, and enforceability of this paragraph. The parties acknowledge that any Claim determined by reference pursuant to this paragraph shall not be adjudicated by a jury.

3.           Cumulative Rights. Agent’s rights under this Guaranty shall be in addition to and not in limitation of all of the rights and remedies of Agent under the Loan Documents. All rights and remedies of Agent shall be cumulative and may be exercised in such manner and combination as Agent may determine.

4.           No Impairment. The liability of Guarantor hereunder shall in no way be limited or impaired by, and Guarantor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Agent by Borrower or any other Guarantor or any Person who succeeds Borrower as owner of the Collateral. In addition, the liability of Guarantor under this Guaranty and the other Loan Documents shall in no way be limited or impaired by:

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(a)          any extensions of time for performance required by any of the Loan Documents;

(b)          any amendment to or modification of any of the Loan Documents;

(c)          any sale or assignment of any of the Loans or any sale, transfer or exchange of all or part of the Collateral;

(d)          the accuracy or inaccuracy of any of the representations or warranties made by or on behalf of Borrower or Guarantor, under any Loan Document or otherwise;

(e)          the release of Borrower, any owner of Borrower, or any other Person, from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Agent’s voluntary act, or otherwise, except in connection with an indefeasible payment in full of the Obligations;

(f)           the filing of any bankruptcy or reorganization proceeding by or against Borrower, any owner of Borrower, or any subsequent owner of the Collateral;

(g)          the release or substitution in whole or part of any collateral or security for the Obligations or the Guaranteed Obligations;

(h)          Agent’s failure to record or file any UCC financing statements, or Agent’s improper recording or filing of any thereof, or Agent’s failure to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations;

(i)           the release of any other party now or hereafter liable upon or in respect of this Guaranty or any of the other Loan Documents; or

(j)           the invalidity or unenforceability of all or any portion of any of the Loan Documents as to Borrower or any other Person.

Any of the foregoing may be accomplished with or without notice to Borrower, any owner of Borrower or Guarantor and with or without consideration.

5.           Delay Not Waiver. No delay on Agent’s part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Agent in any instance shall constitute a waiver in any other instance.

6.           Warranties and Representations. Guarantor warrants and represents to Agent and the Lenders for the express purpose of inducing Agent and the Lenders to enter into the Credit Agreement, to make the Loans and issue Letters of Credit, to accept this Guaranty, and to otherwise complete the transactions contemplated by the Credit Agreement as to Guarantor and Borrower that as of the date of this Guaranty, upon the date of each Borrowing, and at all times thereafter until the Obligations are repaid and all Guaranteed Obligations to the Lenders have been satisfied in full, as follows:

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(a)          Each warranty and representation made by Guarantor or Borrower in the Credit Agreement or the other Loan Documents is true, accurate and complete and is incorporated herein by reference as if set forth at length herein.

(b)          The granting of the Loans to and issuance of Letters of Credit for the account of Borrower will constitute a material economic benefit to Guarantor inasmuch as Guarantor indirectly owns Equity Interests in the Borrower and Guarantor will materially benefit from the use of the proceeds of the Loans and of Letters of Credit by Borrower.

(c)          Guarantor is a duly organized, validly existing corporation organized and in good standing under the laws of the State of Maryland, has all requisite power and authority to conduct its business and to own its property as now conducted or owned, and is qualified to do business in all jurisdictions where the nature and extent of its business is such that such qualification is required by law.

(d)          Guarantor is, and at all times while this Guaranty is in effect shall remain, an “eligible contract participant,” as such term is defined in the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

7.           Notices. All notices shall be given in the manner provided for, and shall be effective in accordance with the provisions of, Section 9.01 of the Credit Agreement. Guarantor’s address for notices as of the date hereof is a set forth on the signature page of this Guaranty (and may be changed in the manner provided in Section 9.01 of the Credit Agreement.

8.           No Oral Change. No provision of this Agreement may be changed, waived, discharged, or terminated orally (in person or by telephone) or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

9.           Parties Bound; Benefit. This Agreement shall be binding upon Guarantor and Guarantor’s respective successors, assigns, heirs and personal representatives and shall be for the benefit of Agent and the Lenders, and of any subsequent holder of Agent’s or a Lender’s interest in the Obligations, Loans, or Letter of Credit Liabilities, and of any owner of a participation interest therein. In the event the interest of Agent or any Lender under the Loan Documents is sold or transferred, then the liability of Guarantor to the Lenders shall then be in favor of the Lenders originally named herein and each subsequent holder of any such Lenders’ interest therein, to the extent of their respective interests.

10.         Joint and Several. If there is more than one (1) Guarantor, the obligations of each Guarantor and such Guarantor’s respective successors, assigns, heirs and personal representatives shall be and remain joint and several. Each reference to Guarantor shall include each Guarantor separately as well as all Guarantors collectively.

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11.         Partial Invalidity. Each of the provisions hereof shall be enforceable against Guarantors to the fullest extent now or hereafter not prohibited by applicable law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

12.         Governing Law. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the internal laws of the State of New York, excluding the laws applicable to conflicts or choice of law. The parties agree that the State of New York has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

13.         Consent to Jurisdiction. Guarantor hereby irrevocably submits to the nonexclusive personal jurisdiction of any New York State Court or any Federal Court sitting in New York over any suit, action or proceeding arising out of or relating to this Guaranty. Guarantor hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal Court sitting in New York may be made by certified or registered mail, return receipt requested, directed to such Guarantor at the address indicated in Section 7 above and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

14.         Financial Statements and Reports. Guarantor shall furnish or cause to be furnished to Agent from time to time the financial statements, data and information specifically required of or with respect to Guarantor pursuant to Section 5.01 of the Credit Agreement.

15.         Additional Covenants of Guarantor. Guarantor shall pay, perform, observe and comply with all of the obligations, terms, covenants and conditions set forth in this Guaranty, the Pledge Agreement, and the other Loan Documents to which Guarantor is a party and by any provisions of the Credit Agreement specifically applicable to Guarantor (all as if such provisions were, and such provisions hereby are, incorporated by reference into this Guaranty as if set forth at length herein).

16.         Effect on Original Guaranty. This Guaranty is an amendment and restatement of the Original Guaranty, is not a novation, and is not an extinguishment of the obligations of Guarantor thereunder with respect to the continuing obligations of Borrower under the Original Loan Agreement, as amended and restated by the Credit Agreement.

17.         Subordination.

(a)          Except as may be otherwise specifically provided for in the Credit Agreement with respect to permitted Restricted Payments and repayment of permitted indebtedness, any indebtedness of any Borrower to Guarantor now or hereafter existing together with any interest thereon shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior, full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to the Lenders. Payment and satisfaction of Obligations shall be deemed “Non-Contestable Payment” only upon such payment and satisfaction and the expiration of all periods of time within which a claim for the recovery of a preferential payment, or fraudulent conveyance, or fraudulent transfer, in respect of payments received by Agent as to the Obligations could be filed or asserted with: (A) no such claim having been filed or asserted, or (B) if so filed or asserted, the final, non-appealable decision of a court of competent jurisdiction denying the claim or assertion.

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(b)          Except as may be otherwise specifically provided for in the Credit Agreement with respect to permitted Restricted Payments and repayment of permitted indebtedness, at all times until the full and Non-Contestable Payment and satisfaction of the Obligations of Borrower to the Lenders with respect to the Obligations (and including interest accruing on the Notes after the commencement of a case by or against Borrower under the Bankruptcy Code now or hereafter in effect, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code, as now or hereafter in effect, generally), Guarantor agrees not to accept any payment or satisfaction for any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Agent and the Lenders including, but not limited to, the right to file proofs of claim and to vote thereon in connection with any such case under the Bankruptcy Code, as now or hereafter in effect, and the right to vote on any plan of reorganization.

(c)          Any mortgage, security interest, Lien or charge on the Collateral, all rights therein and thereto, and on the revenue and income to be realized therefrom, which Guarantor, or any affiliated entity, may have or obtain as security for any loans, advances, indebtedness or costs in connection with the construction and completion of any improvements at a Property or in connection with the Collateral, or otherwise, shall be, and such mortgage, security interest, Lien or charge hereby is, subordinated to the Security Documents and to the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to the Lenders.

(d)          In addition to the foregoing, and not in limitation thereof, any claims of Guarantor of subrogation, contribution, reimbursement, exoneration, indemnification, or reimbursement arising out of any payment made on this Guaranty, whether such claim is based upon an express or implied contract, or operation of law, are hereby waived until the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to Agent and the Lenders, provided, however, unless Agent otherwise expressly agrees in writing, such waiver by any particular Guarantor shall not be effective to the extent that by virtue thereof Guarantor’s liability under this Guaranty or under any other Loan Document is rendered invalid, voidable, or unenforceable under any applicable state or federal law dealing with the recovery or avoidance of so-called preferences or fraudulent conveyances or otherwise.

18.         Legal Fees, Costs and Expenses. Guarantor further agrees to pay upon demand all out-of-pocket costs and expenses reasonably incurred by Agent or its successors or assigns in connection with enforcing any of the rights or remedies of Agent, or such successors or assigns, under or with respect to this Guaranty including, but not limited to, reasonable attorneys’ fees and the out-of-pocket expenses and disbursements of such attorneys. Any such amounts which are not paid within fifteen (15) days of demand therefor shall bear interest at the Default Rate from the date of demand until paid.

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19.         Set-off. Guarantor hereby grants to Agent and each Lender, and each of their respective Affiliates, a continuing lien, security interest and right of set-off as security for all Guaranteed Obligations, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any entity under the control of KeyBank National Association, any Lender, and their respective affiliates, successors and assigns , or in transit to any of them, except for any such deposits or accounts which are specifically designated for funds held for the benefit of third parties. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice (except for any such notices as are expressly required by the Loan Documents), Agent (or such other applicable Person referred to above) may set-off the same or any part thereof and the same to any or all of the Guaranteed Obligations, even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

20.         Information Regarding Borrower and any Collateral. Before signing this Guaranty, Guarantor investigated the financial condition and business operations of Borrower, the present and former condition, uses and ownership of any collateral, and such other matters as Guarantor deemed appropriate to assure itself of Borrower’s ability to discharge its obligations under the Loan Documents. Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Borrower’s ability to pay and perform its obligations to Agent and the Lenders. Neither Agent nor any Lender has any duty to disclose to Guarantor any information that Agent or any Lender may have or receive about Borrower’s financial condition or business operations, the condition or uses of any collateral or any other circumstances bearing on Borrower’s ability to perform.

21.         JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(The next page is the signature page)

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Witness the execution and delivery hereof as an instrument under seal as of the date set forth above.

GUARANTOR:

STRATEGIC REALTY TRUST, INC., a Maryland corporation

By:
Name:
Title:

Address for notices:

Strategic Realty Trust, Inc.
c/o SRT Advisors, LLC
400 S. El Camino Real, Suite 1100
San Mateo, California 94402
Attention: Andrew Batinovich, CEO
Fax No.: 650-343-9690

With a copy to:

Strategic Realty Trust, Inc.
c/o SRT Advisors, LLC
400 S. El Camino Real, Suite 1100
San Mateo, California 94402
Attention: G. Lee Burns, Jr., General Counsel
Fax No.: 650-343-9690

[Signature Page to Amended and Restated Guaranty Agreement]